UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2011

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2372-A Qume Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

As of May 20, 2011, NeoMagic Corporation (the “Company”) will temporarily suspend filing of its financial results as required under the Securities Exchange Act of 1934, as amended.  Currently, the Company has chosen to use its limited resources on the continued operations of the Company and fundraising efforts rather than the expenses required to have our independent registered public accounting firm audit our financial statements in order to file audited financial statements with the Securities and Exchange Commission.

The Company expects that its common stock will continue to be quoted on the Pink Sheets, but no assurance can be given that any broker-dealer will continue to make a market in the Company's common stock. The Pink Sheets quotation service collects and publishes market maker quotes in real time, primarily through its website, www.pinksheets.com, which also provides certain news and information about securities traded.

Safe Harbor for Forward-Look Statements

Statements in this Form 8-K  regarding the Company’s expectations and beliefs concerning a private financing contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, including our Form 10-K for the year ended January 31, 2010, filed on May 17, 2010.  Actual results, including, without limitation, the Company’s ability to successfully raise capital, may differ significantly from those set forth in the forward-looking statements. Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  For example, statements about our expectations in connection with financings are subject to a variety of uncertainties and are subject to change as a result of changes in circumstances that could make it difficult for us to consummate such financings on terms acceptable to the Company, or at all. The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date:	May 20, 2010	/s/ Syed Zaidi
SYED ZAIDI
President and Chief Executive Officer